UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2003

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE

(State or other Jurisdiction of Incorporation)

000-28167	51-2126573

(Commission File Number)	(IRS Employer Identification No.)

600 Telephone Avenue, Anchorage, Alaska	99503

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(907) 297-3000

(Former Name or Former Address, if Changed Since Last Report.)

Item 2. Acquisition or Disposition of Assets

     On April 28, 2003, the Company entered into an underwriting agreement with a syndicate of Canadian investment banks to complete the sale of a majority interest in its directories business. The Company subsequently filed on April 29, 2003, a final prospectus with Canadian securities regulators to sell a majority interest in the newly formed ACS Media, LLC (the “Directories Business”) in a public offering in Canada to the ACS Media Income Fund (the “Fund”), which is a Canadian income fund. The offering was sponsored by the Company. The transaction closed on May 8, 2003, with the Company selling an 87.42% interest and retaining a 12.58% interest in the Directories Business. The underwriters were provided an over-allotment option to sell additional shares of the Fund and use the proceeds to acquire up to an additional 7.50% of the Directories Business on or before June 8, 2003. This over-allotment option expired unexercised. The Company first filed information regarding this transaction under Item 2 on Form 8-K on May 13, 2003. That Form 8-K is being amended hereby to report the pro forma financial information required under Item 7.

Item 7. Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired

     Not Applicable

(b)  Pro forma financial information

     As required under Item 7 of Form 8-K, the pro forma financial information with respect to the sale of its directories business is filed with this Amended Form 8-K as Exhibit 99.6.

(c)  Exhibits

10.13	Investment Agreement, dated April 28, 2003, between ACS Media Income Fund, ACS Media Canada Inc., ACS Media Holdings LLC, ACS InfoSource, Inc., ACS Media LLC, and Alaska Communications Systems Holdings, Inc. *
10.14	Underwriters Agreement dated April 28, 2003 by and among ACS Media Income Fund, ACS Media Canada Inc., ACS Media Holdings LLC, ACS InfoSource, Inc., ACS Media LLC, and Alaska Communications Systems Holdings, Inc. and CIBC World Markets Inc., RBC Dominion Securities Inc., Scotia Capital Inc., BMO Nesbitt Burns Inc., National Bank Financial Inc., and Westwind Partners Inc. *
10.15	Amendment and Waiver to the Company’s Senior Bank Credit Facility dated May 8, 2003. **
99.5	Company press release dated May 8, 2003, announcing the successful IPO of its directories business. The contents of Internet addresses included in such press release are not incorporated by reference into the press release or this filing. **
99.6	Pro forma financial information for the sale of a majority interest in the Company’s directories business.
99.7	Press release announcing the prepayment of $106.7 million of outstanding terms loans under the Company’s senior bank credit facility. The contents of Internet addresses included in such press release are not incorporated by reference into the press release or this filing.

*	Originally filed on May 6, 2003 as an exhibit to the Company’s quarterly report on Form 10-Q.
**	Originally filed on May 13, 2003 as an exhibit to the Company’s initial report of the sale of a majority interest in its Directories Business under Item 2 of Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 3, 2003	ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

	/s/	Kevin P. Hemenway

Kevin P. Hemenway Senior Vice President and Chief Financial Officer Alaska Communications Systems Group, Inc.